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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 June 16, 2005



                              SPARTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-5911                              43-0761773
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      (Commission File Number)         (IRS Employer Identification No.)


       120 South Central Avenue, Suite 1700, Clayton, Missouri     63105
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             (Address of principal executive offices)            (Zip Code)


                                 (314) 721-4242
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                              SPARTECH CORPORATION

                                    FORM 8-K


Item 1.01.  Entry into A Material Definitive Agreement.

Effective June 16, 2005, pursuant to a standing resolution of its Board of Directors approved on October 24, 2002, Spartech Corporation (the Company) entered into a written Indemnification Agreement with its recently-elected Senior Vice President of Global Human Resources, Darrell W. Betz. The agreement with Mr. Betz is identical in all material respects to the Indemnification Agreements previously entered into between the Company and its other executive officers and directors.

The form of Indemnification Agreement was filed as Exhibit 10.10 to the Company's Form 10-K filed with the Commission on January 17, 2003. It generally, with certain exceptions, requires the Company to indemnify its directors and officers against expenses, judgments, fines and penalties which the indemnified party actually and reasonably incurs in connection with the defense or settlement of proceedings to which he or she is made a party or is threatened to be made a party by reason of the fact that he or she is or was a director or officer of the Company or its subsidiaries. To be entitled to indemnification, the indemnified party must have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, the indemnified party must have had reasonable cause to believe that his or her conduct was not unlawful.

The Indemnification Agreement requires the Company to advance the indemnified party's expenses upon the indemnified party's written request, provided that the indemnified party undertakes in writing to repay the advances if and to the extent it is ultimately determined that he or she is not entitled to indemnification.

The indemnification rights of an indemnified party under the Indemnification Agreement are not exclusive of any other rights the indemnified party may have, but no payment is required to be made to the extent the indemnified party is covered by the Company's directors and officers liability insurance policy.

No indemnification may be made under the Indemnification Agreement for expenses, judgments, fines or penalties resulting from conduct by the indemnified party which is finally adjudged to have been willful misconduct, knowingly fraudulent, or deliberately dishonest.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SPARTECH CORPORATION


Date   June 20, 2005            By /s/ JEFFREY D. FISHER
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                                       Jeffrey D. Fisher
                                       Senior Vice President and General Counsel